UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2016

FXCM Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water Street, FL 50, New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2016, the Compensation Committee of the Board of Directors of FXCM Inc. (the “Company”) adopted an amendment to the Company’s Annual Incentive Bonus Plan for Founder-Directors (2015-2016) and Annual Incentive Bonus Plan for Specified Executive Officers (2015-2016) (as amended, together, the “Amended Annual Incentive Bonus Plans”) each for the fiscal year 2016, assuming the completion of the transactions with Leucadia on the terms previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2016. Under each of the Amended Annual Incentive Bonus Plans, each participant (including each of the Named Executive Officers) is entitled to receive a bonus based on a target amount equal to 200% of such participant’s base salary for 2016 (the “2016 Annual Bonus”).  Specifically, the Compensation Committee determined to (1) eliminate the Leucadia loan metric, which previously accounted for 25% of the target bonus, (2) increase the 2016 EBITDA Portion of the 2016 Annual Bonus to account for 50% of the target bonus (previously it accounted for 25% of the target bonus), and (3) change the 2016 EBITDA Target from achievement of adjusted EBITDA of at least $80.5 million to achievement of adjustment EBITDA of at least $40 million.

For the year ending December 31, 2016, the 2016 Annual Bonus will be calculated as follows: 50% of the target will be earned if the participant achieves the individual objectives and goals set for the participant, and 50% of the target (the “2016 EBITDA Portion”) will be earned if the Company achieves an adjusted EBITDA (as described in the plan document) for 2016 equal to at least $40 million (the “2016 EBITDA Target”). None of the 2016 EBITDA Portion will be earned if less than 75% of the 2016 EBITDA Target is achieved, and 100% of the 2016 EBITDA Portion will be earned if 100% or more of the 2016 EBITDA Target is achieved. If between 75% and 87.5% of the 2016 EBITDA Target is achieved, 50% of the 2016 EBITDA Portion will be earned. If between 87.5% and less than 100% of the 2016 EBITDA Target is achieved, 75% of the 2016 EBITDA Portion will be earned. The foregoing modifications relate to the Amended Annual Incentive Bonus Plans, as well the incentive bonus structure put into place during March 2015 for certain additional employees who are not Named Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.

By:	/s/ David S. Sassoon
	Name:	David S. Sassoon
	Title:	General Counsel

Date: April 15, 2016